UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant [	]

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WELLS FARGO FUNDS TRUST

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.)	Title of each class of securities to which transaction applies:
2.)	Aggregate number of securities to which transaction applies:
3.)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
4.)	Proposed maximum aggregate value of transaction:
5.)	Total fee paid:

The AltmanGroup	Shareholder Services

June 16, 2008

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Re: Wells Fargo Advantage Funds

Dear Shareholder:

We have attempted to contact you several times regarding an important matter pertaining to your investment in one or more of the Wells Fargo Advantage Funds.

Please contact me immediately at 1-800-314-9816 ext. 7317. This matter is very important and will take only a moment of your time. The Altman Group has been engaged by Wells Fargo to contact you. No personal information is required when calling.

Thank you in advance for your assistance.

Sincerely,

(signature)

Ted Wallace

Shareholder Services

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The Altman Group, Inc., 60 East 42nd Street, New York, New York 10165